Financial Instruments	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
NOTE 23.
FINANCIAL INSTRUMENTS
Financial Risk Management
The Board of Directors is responsible for identifying the principal risks of Precision’s business and for ensuring the implementation of systems to manage these risks. With the assistance of senior management, who report to the Board of Directors on the risks of Precision’s business, the Board of Directors considers such risks and discusses the management of such risks on a regular basis.
Precision has exposure to the following risks from its use of financial instruments:
(a) Credit Risk
Accounts receivable includes balances from a large number of customers primarily operating in the oil and natural gas industry. The Corporation manages credit risk by assessing the creditworthiness of its customers before providing services and on an ongoing basis, and by monitoring the amount and age of balances outstanding. In some instances, the Corporation will take additional measures to reduce credit risk including obtaining letters of credit and prepayments from customers. When indicators of credit problems appear, the Corporation takes appropriate steps to reduce its exposure including negotiating with the customer, filing liens and entering into litigation. For the year ended December 31, 2021, revenue from transactions with one of Precision’s contract drilling customers exceeded 10% of consolidated revenue. Revenue from this customer accounted for 10% (2020 – $12%) of consolidated revenue. No other customers exceeded 10% of consolidated revenue for the year. In addition, Precision’s most significant customer accounted for $16 million of the trade receivables amount at December 31, 2021 (2020 – $11 million).
The movement in the expected credit loss allowance during the year was as follows:

	2021	2020
Balance, January 1,	$862	$929
Impairment loss recognized	29	812
Amounts written-off as uncollectible	(70)	(479)
Impairment loss reversed	(231)	(396)
Effect of movement in exchange rates	(5)	(4)
Balance, December 31,	$585	$862

The ageing of trade receivables at December 31 was as follows:

	2021		2020
	Gross	Provision for Impairment	Gross	Provision for Impairment
Not past due	$117,618	$1	$66,191	$1
Past due 0 – 30 days	27,235	5	35,060	8
Past due 31 – 120 days	8,524	474	11,649	26
Past due more than 120 days	105	105	1,895	827
	$153,482	$585	$114,795	$862
(b) Interest Rate Risk
Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. Precision had exposure to interest rate fluctuations on amounts drawn on its Senior Credit Facility and Real Estate Credit Facility as they are subject to floating rates of interest. At December 31, 2021, Precision had drawn US$118 million on its Senior Credit Facility (2020 – US$75 million) and $31 million (2020 – $13 million) on its Real Estate Credit Facilities. As at December 31, 2021, a 1% change to the interest rate would have a $2 million impact on net loss
(2020 – $1 million).
The interest rate on Precision’s unsecured senior notes is fixed and is not subject to interest rate risk.
(c) Foreign Currency Risk
The Corporation is primarily exposed to foreign currency fluctuations in relation to the working capital of its foreign operations and certain long-term debt facilities of its Canadian operations. The Corporation has no significant exposures to foreign currencies other than the U.S. dollar. The Corporation monitors its foreign currency exposure and attempts to minimize the impact by aligning appropriate levels of U.S. denominated debt with cash flows from U.S. based operations.
The following financial instruments were denominated in U.S. dollars:

	2021				2020
	Canadian Operations		Foreign Operations		Canadian Operations		Foreign Operations
Cash	US $	2,398	US $	17,382	US $	35,257	US $	26,057
Accounts receivable		14		115,614		—		98,298
Accounts payable and accrued liabilities		(29,427)		(81,971)		(18,727)		(59,704)
Long-term liabilities, excluding long-term incentive plans (1)		—		(14,781)		—		(16,197)
Net foreign currency exposure	US $	(27,015)	US $	36,244	US $	16,530	US $	48,454
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on net earnings (loss)		$(270)		$—		$165		$—
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on comprehensive loss		$—		$362		$—		$485
(1)	Excludes U.S. dollar long-term debt that has been designated as a hedge of the Corporation’s net investment in certain self-sustaining foreign operations.
(d) Liquidity Risk
Liquidity risk is the exposure of the Corporation to the risk of not being able to meet its financial obligations as they become due. The Corporation manages liquidity risk by monitoring and reviewing actual and forecasted cash flows to ensure there are available cash resources to meet these needs. The following are the contractual maturities of the Corporation’s financial liabilities and other contractual commitments as at December 31, 2021:

	2022	2023	2024	2025	2026	Thereafter	Total
Accounts payable and accrued liabilities	$224,123	$—	$—	$—	$—	$—	$224,123
Share-based compensation	18,414	24,331	24,742	—	—	—	67,487
Long-term debt	2,223	2,223	2,223	160,257	453,403	505,784	1,126,113
Interest on long-term debt (1)	72,147	72,071	71,996	69,433	36,196	70,995	392,838
Commitments	53,030	69,631	44,068	5,688	4,823	2,391	179,631
Total	$369,937	$168,256	$143,029	$235,378	$494,422	$579,170	$1,990,192

(1)	Excludes amortization of long-term debt issue costs.
Fair Values
The carrying value of cash, accounts receivable, and accounts payable and accrued liabilities approximates their fair value due to the relatively short period to maturity of the instruments. Amounts drawn on the Senior Credit Facility and Real Estate Credit Facilities, measured at amortized cost, approximate fair value as this indebtedness is subject to floating rates of interest. The fair value of the unsecured senior notes at December 31, 2021 was approximately $969 million (2020 – $1,023 million).
Financial assets and liabilities recorded or disclosed at fair value in the consolidated statements of financial position are categorized based on the level of judgement associated with the inputs used to measure their fair value. Hierarchical levels are based on the amount of subjectivity associated with the inputs in the fair determination and are as follows:
Level I – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level II – Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.
Level III – Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.
The estimated fair value of Unsecured Senior Notes is based on level II inputs. The fair value is estimated considering the risk free interest rates on government debt instruments of similar maturities, adjusted for estimated credit risk, industry risk and market risk premiums.